Other Liabilities (Details) - Schedule of other liabilities - CNY (¥)		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule of other liabilities [Abstract]
Guarantee repayments from sales partner	[1]	¥ 416,698,397	¥ 259,439,715
Guarantee liabilities	[2]	230,867,505	3,182,958
Settlement and clearing accounts	[3]	135,652,186	74,255,253
Other tax payables	[4]	74,985,486	70,756,236
Collaboration cost payable	[5]	50,393,275	59,554,661
Customer pledged deposits	[6]	39,296,162	40,363,129
Receipt in advance	[7]	35,645,384	53,125,074
Amounts due to third parties		18,591,226	216,526,655
Accrued expenses	[8]	16,486,002	5,773,392
Others	[9]	9,855,045	2,784,212
Total		¥ 1,028,470,668	¥ 785,761,285

[1]	Under the collaboration model, sales partners are required to provide a certain level of guarantee of repayment for loans recommended. Guarantee repayments from sales partner mainly consist of repayments collected from sales partners who exercise the guarantee, and those repayments will be returned to trust company. In accordance with the Company’s PRC subsidiaries’ articles of associate, the subsidiaries are required to appropriate 10% of their net incomes, upon approval by board of directors.
[2]	In 2021, the Group started to cooperate with a third-party guarantee company, Guangzhou Nanfeng, that directly provides guarantee services to commercial banks. According to relevant financial guarantee arrangements, Guangzhou Nanfeng will fulfil its obligations to purchase defaulted loans. However, the Group is required to provide deposits and replenish such deposits from time to time to Guangzhou Nanfeng for its obligations of purchasing defaulted loans. Effectively, the Group provides back-to-back guarantee to Guangzhou Nanfeng and takes on all of the credit risk of the borrowers. These financial guarantee contracts are accounted for as guarantee liabilities under ASC 460, Guarantees.As of December 31, 2022, maximum potential undiscounted future payment that the Group would be required to make was RMB2,450.37 million. The initial term of the guarantee liabilities is the same as the term of loans facilitated under the arrangements with commercial banks, which ranges from 1 year to 10 years, as of December 31, 2022. The remaining term of the guarantee liabilities range from 1 year to 10 years as of December 31, 2022.
[3]	The Group transferred loans to third party investors and recorded these transactions as sales in Note 5(c). After the transfer, the contract terms related to payment proceeds from the loans remain the same: The Group collects payments of loans and then disburses the proceeds from the relevant loans to third-party transferees.
[4]	Other tax payables mainly represent value-added tax and surcharges payables.
[5]	As mentioned in Note 21, the Group will pay collaboration cost to the sales partners who introduce prospective borrowers to the Group. The collaboration cost for sales partners is a fixed percentage of the loan principal amount and is calculated by subtracting the project cost from interest and fees income received from borrowers.
[6]	Customer pledged deposits mainly consist of the deposits collected from certain customers to reduce the risk of failure to make payments on schedule.
[7]	Receipt in advance consists of advance for interest and financing service fees on loans and down payments of loans held-for-sale by loan transferees.
[8]	Accrued expenses mainly consist of promotional costs relating to building the collaboration model and expenses payable to consultants such as the auditor and lawyer.
[9]	Other liabilities are expected to be settled or recognized as income within one year or are repayable on demand.